Exhibit 1(b)
                              NATIONAL FUEL GAS COMPANY

                        Medium-Term Notes, Series -----------

                           Due from Nine Months to 40 Years
                                  from Date of Issue

                                Distribution Agreement

                                                  ---------------, 199-
          Ladies and Gentlemen:

                    The undersigned, National Fuel Gas Company, a New Jersey corporation (the "Company"), hereby confirms its agreement with each of you acting directly (individually, an "Agent" and, collectively, the "Agents"), as follows:

                    1.  Appointment of Agents.

                         (a) The Company has authorized by appropriate corporate action and proposes to issue and sell in the manner contemplated by this Agreement not to exceed the amount of Registered Securities (as defined in Section 3(a) hereof) registered pursuant to the Registration Statement (as defined in Section 3(a) hereof) reduced by the aggregate amount of any Registered Securities sold otherwise than pursuant to this Agreement (the "Securities").

                         (b) Subject to the terms and conditions stated in this Agreement, the Company hereby appoints each of you as its agent for the purpose of offering and selling the Securities.
          The Company reserves the right to sell the Securities on its own behalf directly to investors and, from time to time, to appoint additional agents to sell the Securities, provided that (i) the Company shall furnish the Agents with reasonable advance notification of the addition of any agent to sell the Securities,
          (ii) each such additional agent shall be required to execute an agreement in form and substance substantially similar to this Agreement and (iii) the commission paid to any additional agent does not exceed that percentage specified in Exhibit B hereto of the aggregate principal amount of such Securities sold by the Company. This Agreement also provides, as may from time to time be agreed to by the Company and any Agent or Agents, for the sale of Securities by the Company directly to such Agent or Agents as principal for resale to investors pursuant to a Terms Agreement (as defined in Section 11 hereof) in accordance with the provisions of Section 11 hereof. The foregoing shall not be construed to prevent the Company from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities.

                         (c)  On the basis of the representations,
          warranties, covenants and agreements of the Company contained herein, and on the terms and conditions herein set forth, each Agent agrees, as agent of the Company, to use its reasonable best efforts when requested by the Company to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus (as defined in Section 3(a) hereof) and the Administrative Procedures attached hereto as Exhibit A, as they may be amended from time to time (the "Procedures"), it being understood that the Company shall not approve the solicitation of purchases of Securities in excess of the amount that shall be authorized by the Company from time to time; provided, however, that each Agent in its sole discretion can suspend from time to time its efforts in offering for sale, and soliciting purchases of, the Securities. In any transaction where an Agent has acted as agent of the Company and has not purchased as principal, the Agent will make reasonable efforts to obtain performance by each purchaser of Securities from the Company, but the Agent will not have any liability to the Company in the event any such purchase is not consummated for any reason. Such Agent will communicate to the Company, orally or in writing, each offer to purchase Securities, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Securities, in whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein; provided, however, that each Agent shall not reject any proposed purchase of Securities that would provide at that time the lowest cost of funds during any period when the Company has requested solicitations of Securities with terms comparable to those of the Securities proposed to be purchased. The Company may accept or reject any proposed purchase of the Securities, in whole or in part.

                         (d) Administrative procedures relating to the offer and sale of the Securities, the issue and delivery of certificates representing the Securities and payment for the Securities are set forth in the Procedures. Each Agent and the Company agree to perform the respective duties and obligations to be performed by each of them as provided in the Procedures. The Procedures may be amended only by a written agreement of the Company and the Agents. The Agents agree that the principal amount of Securities to be offered and sold from time to time, the prices, the interest rates or the method, if any, of determining such interest rates, the maturities, redemption provisions, if any, and other terms at which the Securities are to be offered and sold will be in compliance with limitations established by the Company with the Agents in accordance with the Procedures.

                         (e)  Promptly upon each Settlement Date (as
          defined in Section 4 hereof), the Company will pay the applicable Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of the Securities sold by the Company as a result of such Agent's services in acting as agent of the Company in the sale of such Securities in accordance with the schedule set forth in Exhibit B hereto. The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Securities through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of purchases of the Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

                    2.  Description of Securities.

                    The Securities will be a series of debt securities issued by the Company under an Indenture, dated as of October 15, 1974, to The Bank of New York (formerly Irving Trust Company), as Trustee (the "Trustee"), as heretofore supplemented and as supplemented by a supplemental indenture or indentures relating to the Securities (the "Supplemental Indenture") in substantially the form heretofore delivered to the Agents. The Indenture as it has been and will be so supplemented is hereinafter called the "Indenture."

                    The Securities shall have the series designation, maturities, interest rates or the method, if any, of determining such interest rates, redemption provisions, if any, and other terms set forth in the Prospectus. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Procedures. Except as may be otherwise provided in the Prospectus, the Securities will be issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

                    3.  Representations and Warranties of the Company.

                    The Company represents and warrants to each Agent that:

                         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (No. 33-49401) for the registration of $350,000,000 principal amount of its debt securities (of which $330,000,000 principal amount have been previously issued) and
          (ii) a registration statement on Form S-3 (No. 333-        ), the
          latter registration statement including a combined prospectus, for the registration of $480,000,000 principal amount of its debt securities, in each case including the Securities (the "Registered Securities") under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statements have been declared effective by the Commission. Such registration statements, as each initially became effective and as each may have been further amended at the particular time referred to, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"), are hereinafter referred to as the "Registration Statement" and the latter registration statement (No. 333----------) is hereinafter referred to as the "1996 Registration Statement". For purposes of this Agreement, references to the "effective date" shall be deemed to mean the respective effective date of each such registration statement. The Company has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424 under the Securities Act a supplement to the form of combined prospectus included in the 1996 Registration Statement relating to the Securities and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of the Securities, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424 under the Securities Act further supplements to any such Prospectus Supplement specifying the purchase prices, interest rates or the method, if any, of determining such interest rates, maturity dates and, if appropriate, other terms of the Securities agreed upon by the Company and the applicable Agent sold pursuant hereto or the offering thereof (each, a "Pricing Supplement"). References to the "Prospectus" at a particular time shall mean the prospectus which is part of the Registration Statement at the time it was originally declared effective and as it may have been amended or supplemented at the particular time referred to, including all Incorporated Documents. For purposes of this Agreement, any document that is filed with the Commission and incorporated or deemed to be incorporated by reference pursuant to Item 12 of Form S-3 after the Registration Statement has become effective shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                         (b)  (i) At the date of this Agreement, the
          Registration Statement, the Prospectus and the Indenture comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and in each case the rules and regulations of the Commission thereunder, or pursuant to said rules and regulations have been or will be deemed to comply therewith; (ii) at the time the Registration Statement became effective, at the date of this Agreement and at each time thereafter that the Registration Statement or the Prospectus shall be amended or supplemented, neither the Registration Statement nor the Prospectus contained, contains or will contain an untrue statement of a material fact, or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
          (iii) the Incorporated Documents, when filed, complied, comply or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and, when read together with the Prospectus, did not contain, do not contain and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statement of Eligibility on Form T-1, or amendments or supplements thereto, of the Trustee under the Trust Indenture Act.

                         (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the Company's Restated Certificate of Incorporation or By-Laws, each as amended, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries (as defined in Section 3(g) hereof) is now a party and (ii) any order, rule or regulation applicable to the Company of any court or any federal or state governmental body having jurisdiction over the Company or its properties.

                         (d) The summary of the terms of the Securities contained in the Registration Statement and the Prospectus fairly and accurately summarizes the provisions thereof required to be summarized by the registration statement form.

                         (e) The financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

                         (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Jersey with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, the earnings, or business affairs of the Company and its subsidiaries considered as one enterprise.

                         (g)  Each of National Fuel Gas Distribution
          Corporation, National Fuel Gas Supply Corporation and Seneca Resources Corporation is a subsidiary of the Company (each, a "Subsidiary" and together the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial and otherwise, the earnings, or business affairs of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                         (h) No authorization, approval or consent of any court or governmental authority or agency (including the Federal Energy Regulatory Commission) is necessary in connection with the sale of the Securities hereunder, except such as may be required under the Securities Act, the rules and regulations of the Commission thereunder, the Trust Indenture Act, the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act"), or state securities or Blue Sky laws.

                         (i) Any certificate signed by any officer of the Company and delivered to any Agent or to Counsel for the Agents in connection with an offering of or the sale of Securities to any Agent as principal shall be deemed a representation and warranty by the Company to such Agent as to the matters covered thereby on the date of such certificate and at each date referred to in Section 8(a) hereof subsequent thereto.

                         (j)  Since the most recent date as of which
          information is given in the Registration Statement or the Prospectus, there has not been any material adverse change in the business, properties or financial condition of the Company, except as reflected in or contemplated by the Registration Statement and Prospectus, as they may be amended or supplemented, and since such dates, there has not been any material transaction entered into by the Company other than transactions disclosed by the Registration Statement and the Prospectus, as they may be amended or supplemented, and transactions in the ordinary course of business.

                    4.  Settlement.

                    Delivery of Securities in fully registered form shall be made (a) in the case of Securities sold through any Agent as agent, in accordance with the Procedures and by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds and (b) in the case of Securities sold to an Agent or Agents as principal pursuant to a Terms Agreement, as agreed to between the Company and such Agent or Agents as set forth in such Terms Agreement against payment of funds to the Company of the net amount due to the Company in respect of such Securities by the method and in the form set forth in such Terms Agreement; provided, however, that if such Terms Agreement does not contain such settlement details, the settlement details specified in the Procedures shall apply with such Agent or Agents filling the roles specified therein of both the Agent and the purchaser. In the event that a purchaser shall fail either to accept delivery of or to make payment for any Securities on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver such Securities to the Company and, if such Agent has theretofore paid the Company for such Securities, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent for its loss of the use of the funds for the period such funds were credited to the Company's account. The date of each delivery of Securities (whether through any Agent as agent or to any Agent as principal) sold against delivery to the Company of funds in payment therefor is herein called the "Settlement Date."

                    5.  Obligations of Agents.

                    Each Agent agrees that in carrying out the transactions contemplated by this Agreement, it will observe and comply with all securities or Blue Sky laws, regulations, rules and ordinances in any jurisdiction in which the Securities may be offered, sold or delivered applicable to it as Agent hereunder. Each Agent agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to publicly issue any circular relating to the Securities other than the Prospectus, except in any such case with the express consent of the Company.

                    6.  Covenants of the Company.

                    The Company agrees:

                         (a)  So long as this Agreement remains in effect,
          (i) not to file any amendment to the Registration Statement or supplement to the Prospectus (other than amendments and supplements relating to the issuance and sale by the Company of Registered Securities other than the Securities or Pricing Supplements) unless the Company has furnished the Agents through Winthrop, Stimson, Putnam & Roberts, or such other firm as shall be designated by the Company and reasonably satisfactory to the Agents, who is acting as counsel for the Agents ("Counsel for the Agents"), copies of such proposed amendment or supplement for its review prior to such filing and Counsel for the Agents shall not reasonably object thereto; (ii) to cause each amendment or supplement to the Prospectus (including each Pricing Supplement, but other than any Incorporated Document) to be filed with the Commission pursuant to the applicable paragraph of Rule 424 under the Securities Act within the time period required thereby and will provide evidence satisfactory to Counsel for the Agents of such filing; (iii) to advise the Agents (A) when any amendment to the Registration Statement, other than any Incorporated Document, has become effective or any supplement to the Prospectus has been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information with respect to the Registration Statement or the Prospectus, (C) of the issuance by the Commission of any "stop order" suspending the effectiveness of the Registration Statement or the institution, or advice from the Commission that it is considering the institution, of any proceeding for that purpose, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) to use its best efforts to prevent the issuance of any such "stop order" or notification and, if issued or any such action is commenced, to obtain as soon as possible the withdrawal thereof.

                         (b) To furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the Blue Sky laws of such jurisdictions as the Agents may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any general consents to service of process, under the laws of any jurisdictions.

                         (c) To furnish to each of the Agents and Counsel for the Agents one signed copy of the Registration Statement and of each amendment to the Registration Statement (including all exhibits except those incorporated by reference), or if such signed copy is not available, one conformed copy of the Registration Statement and of each amendment to the Registration Statement, and, so long as this Agreement remains in effect, as soon as practicable after the Registration Statement and each amendment thereto becomes effective, and as soon as practicable after each supplement to the Prospectus has been filed, as many copies of the Prospectus as then amended or supplemented as the Agents may reasonably request for the purposes contemplated by the Securities Act.

                         (d) To file all reports, and amendments thereto, required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the effective date of the Registration Statement and during the period the Prospectus is required to be delivered by the Securities Act and to deliver to the Agents without charge promptly after the filing thereof as many copies of each such report and amendment (excluding exhibits) as the Agents may reasonably request.

                         (e) To deliver to the Agents, so long as this Agreement shall remain in effect, as promptly as possible copies of any published reports of the Company to its security holders, including any annual report and quarterly reports of the Company, and any other financial reports made generally available to its security holders.

                         (f) If such a statement is not included in a quarterly report of the Company to its security holders, to make generally available to its security holders once in each calendar quarter, commencing with the quarter beginning after the date of this Agreement and ending with the first calendar quarter after the quarter which ends twelve consecutive months after the end of the calendar quarter in which the last sale of Securities effected pursuant hereto occurs, an earnings statement (which need not be audited) covering a period of twelve consecutive months ending at the close of the next preceding calendar quarter, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Securities Act.

                         (g) If, during the period that this Agreement remains in effect and at any time thereafter when delivery of the Prospectus shall, in the opinion of Counsel for the Agents, be required by the Securities Act in connection with the sale of any of the Securities, any event relating to or affecting the Company or any of its subsidiaries, or of which the Company shall be advised in writing by any Agent, occurs as a result of which, in the Company's opinion, the Prospectus as then amended and supplemented would include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary, in the Company's opinion, to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, or in each case the rules and regulations of the Commission thereunder, then the Company will forthwith (i) instruct each Agent promptly to suspend offers for sale and solicitations of purchases of the Securities in such Agent's capacity as agent and, subject to
          Section 7 hereof, to suspend sales of any Securities such Agent may then own as principal pursuant to a Terms Agreement, and promptly after the receipt of such notice the Agents will suspend offers for sale and solicitations of purchases of the Securities and cease using the Prospectus, (ii) prepare and file with the Commission, subject to Section 6(a) hereof, an amendment or supplement to the Registration Statement or the Prospectus that will correct such statement or omission or effect such compliance, (iii) supply, at the Company's expense, any supplemented Prospectus to each of the Agents in such quantities as reasonably requested and (iv) advise the Agents when they may resume offers for sale, and solicitations of purchases, of the Securities; provided, however, that the Company shall not be required to comply with the provisions of this Section 6(g) if at any time (A) each Agent shall have suspended at such time solicitation of purchases of the Securities in its capacity as agent pursuant to instructions from the Company, (B) each Agent shall not at such time hold any Securities as principal purchased pursuant to a Terms Agreement with the intention of reselling them and (C) no offer to purchase any of the Securities shall have been accepted by the Company at such time without the delivery to the purchaser or such purchaser's agent of the Securities relating thereto having occurred; and provided further, however, that should such event relate solely to the activities of any of the Agents, then such Agent shall assume the expense of preparing and furnishing copies of any such amendment or supplement.

                         (h) To pay all expenses, fees and taxes (but not including any transfer taxes) in connection with (i) except as provided in Section 6(g) hereof, the preparation, filing, printing and delivery of copies of the Registration Statement and the Prospectus and in each case amendments and supplements thereto, including in each case all documents incorporated by reference therein, and this Agreement, (ii) the preparation, printing, issue and delivery of the Securities, including any fees and expenses relating to the use of Securities issued in book-entry form, (iii) the qualification for offer and sale of the Securities under state securities laws as provided in Section 6(b) hereof, including filing fees and the reasonable fees and disbursements of Counsel for the Agents (such counsel fees not to exceed $7,500) in connection therewith and in connection with the preparation of any Blue Sky survey, (iv) the preparation, execution and delivery of the Supplemental Indenture, (v) the furnishing of the opinions of counsel for the Company and its subsidiaries and certificates of the Company, (vi) the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with the solicitations or confirmations of sales of the Securities, (vii) any fees charged by rating agencies for the rating of the Securities, (viii) any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company and (ix) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel. The Company also agrees to pay or reimburse the Agents for the reasonable fees and expenses of Counsel for the Agents for their continuing advice and services in connection with the transactions contemplated hereby.

                         (i)  Promptly after the execution of this
          Agreement, to reimburse Counsel for the Agents for their reasonable fees and expenses in connection with the implementation of the program for the offer and sale of the Securities as contemplated hereby.

                         (j) The Company shall not use or authorize the use of any Prospectus containing the name of any Agent in connection with sales of Registered Securities through any agent of the Company other than an Agent, unless the name of such agent is contained in the Prospectus (including any Pricing
          Supplement).

                    7.  Conditions of Agents' Obligations

                    The obligations of each Agent to act and continue to act as agent hereunder and any obligation of any Agent to purchase Securities pursuant to a Terms Agreement shall be subject to the accuracy of the representations and warranties made herein on the part of the Company at the date of this Agreement, when any amendment or supplement to the Prospectus is filed with the Commission and any Settlement Date (in each case with the same effect as though made at such time), to the performance by the Company of all of its obligations to be performed hereunder, and to the following additional conditions:

                         (a)  If filing of the Prospectus, or any
          supplement thereto, is required pursuant to Rule 424 under the Securities Act, the Prospectus and any such supplement shall have been filed in the manner and within the time period required by such Rule; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or threatened by the Commission; and at the date of this Agreement an appropriate order or orders of the Commission under the Holding Company Act relating to the issue and sale of the Securities shall be in full force and effect.

                         (b) At the date of this Agreement, the Agents shall have received from Reid & Priest LLP, counsel for the Company, Stryker, Tams & Dill, New Jersey counsel for the Company, [Anna Marie Cellino], counsel for the Subsidiaries, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Agents, opinions in substantially the form and substance prescribed in Annexes A, B, C and D, respectively, hereto, with such changes therein as may be agreed upon by the Company and the Agents, with the approval of Counsel for the Agents.

                         (c) At the date of this Agreement, the Agents shall have received from Price Waterhouse LLP a letter to the effect that (i) they are independent accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and in each case the published rules and regulations thereunder; (iii) on the basis of (1) performing procedures as specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standard No. 71, Interim Financial Information, on the unaudited consolidated balance sheets and the unaudited consolidated statements of income and earnings reinvested in the business and of cash flows of the Company incorporated by reference in the Registration Statement and included in the Company's quarterly reports on Form 10-Q filed by the Company with the Commission under Section 13 of the Exchange Act, (2) a reading of the minutes of meetings of the Board of Directors, the pro-tempore committee thereof and shareholders of the Company and its subsidiaries since the close of the most recent audited fiscal year as set forth in the minute books through a specified date, and (3) making inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Price Waterhouse LLP makes no representation as to the sufficiency of such procedures for the Agents' purposes), nothing has come to their attention that caused them to believe that (A) the unaudited consolidated financial statements of the Company included in or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the accounting requirements of the Exchange Act and the published rules and regulations thereunder or that any material modifications should be made to said unaudited consolidated financial statements included in or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, or (B) at the date of the latest available financial statements of the Company, if any, and at a subsequent date not more than five days prior to the date of such letter, there was any change in the common stock or long-term debt of the Company and its subsidiaries, or any decrease in total common stock equity or net assets of the Company and its subsidiaries (other than as occasioned by the declaration of regular dividends), as compared with amounts shown in the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus, except in all instances for such changes or decreases that the Registration Statement and the Prospectus disclose have occurred or may occur, or that are described in such letter and
          (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Prospectus and Exhibit 12 to the 1996 Registration Statement and such other items as the Agents may reasonably request.

                         (d) At the date of this Agreement, the Agents shall have received from the Company a certificate of the Company, signed by the Chairman of the Board or the Senior Vice President stating that:

                         (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Securities or to purchase Securities as principal, as the case may be;

                         (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened by the Commission; and

                         (iii) such signer of such certificate has examined the Registration Statement and the Prospectus and, to the best of such signer's knowledge, (A) the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) since the effective date of the Registration Statement, there has not occurred any event required to be set forth in the Prospectus that has not been so set forth.

                         (e)  All legal proceedings to be taken in
          connection with the issuance and sale of the Securities shall have been satisfactory in form and substance to Counsel for the Agents.

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of any Agent, acting as principal, any applicable Terms Agreement) may be terminated by any Agent, insofar as this Agreement relates to such Agent, by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 6(f) hereof, the provisions set forth in Section 6(g) hereof, the provisions concerning payment of expenses under Section 6(h) hereof, the indemnity and contribution agreement set forth in Section 9 hereof, the provisions set forth in Section 12 hereof and the provisions of Section 14 hereof concerning the representations, warranties and agreements to survive delivery shall remain in effect.

                    8. Further Representations, Warranties and Covenants by the Company.

                    The Company represents, warrants, and covenants with the Agents, that:

                         (a) Each authorization by the Company to the Agents to offer for sale, or solicit purchases of, the Securities as provided in the Procedures, and each delivery of Securities to any Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such authorization, or such delivery, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery of and payment for Securities sold pursuant to such authorization, in each case as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

                         (b) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (except (i) Pricing Supplements and supplements or amendments relating solely to the sale of Registered Securities other than the Securities,
          (ii) supplements or amendments relating to a change in the principal amount of Securities remaining to be sold or similar changes and (iii) Current Reports on Form 8-K (unless otherwise requested in writing by any Agent)), the Company shall furnish or cause to be furnished forthwith to the Agents a certificate in form and substance satisfactory to the Agents in their reasonable judgment to the effect that the statements contained in the certificate referred to in Section 7(d) hereof that was last furnished to the Agents are true and correct at the time of such amendment or supplement or filing as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the certificate referred to in said Section 7(d) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

                         (c) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (except (i) Pricing Supplements, and supplements or amendments relating solely to the sale of Registered Securities other than the Securities, (ii) supplements or amendments relating to a change in the principal amount of Securities remaining to be sold or similar changes and (iii) Current Reports on Form 8-K (unless otherwise requested in writing by the Agents)), the Company shall furnish or cause to be furnished forthwith to the Agents written opinions of Reid & Priest LLP, counsel for the Company, Stryker, Tams & Dill, New Jersey counsel for the Company, or in each case such other firm or firms as shall be designated by the Company and reasonably satisfactory to the Agents, and counsel for the Company's subsidiaries, dated the date of delivery thereof and in form and substance satisfactory to Counsel for the Agents, of the same tenor as the opinions required by paragraphs 2, 3 and 5 and the third to last paragraph of Annex A, paragraph 3 of Annex B and paragraph 5 of Annex C hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinions, or, in lieu of such opinions, each such counsel may furnish to the Agents a letter to the effect that the Agents may rely on the last opinion delivered by such counsel to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such most recent opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

                         (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to set forth financial information included in or derived from the Company's financial statements, the Company shall cause its independent accountants to furnish to the Agents a letter, dated the date of filing such amendment or supplement or document with the Commission, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the letter referred to in Section 7(c) hereof but with appropriate modifications to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter and as may be necessary to reflect changes in the financial information included or incorporated by reference in the Registration Statement and the Prospectus as then amended or supplemented since the date of the last previous such letter furnished to the Agents; provided, however, that no letter need be furnished with respect to year-end audited financial statements of the Company if copies of such audited financial statements are delivered to the Agents.

                         (e) Notwithstanding the foregoing, it is agreed that if, at any time and from time to time during the term of this Agreement, (i) the Company should deliver to the Agents notification of its decision to suspend any sale of Securities hereunder and each Agent shall have suspended solicitations at such time, (ii) each Agent shall not at such time hold any Securities as principal pursuant to a Terms Agreement with the intention of reselling them and (iii) no offer to purchase any of the Securities shall have been accepted by the Company at such time without the delivery to the purchaser or such purchaser's agent of the Securities relating thereto having occurred, then during the period of any such suspension or suspensions the Company shall be relieved of its obligation to provide to the Agents the certificates, opinions and letters required pursuant to Sections 8(b), 8(c) and 8(d). However, whenever such a suspension is lifted, the Company shall be required to deliver to the Agents, prior to the resumption of any sale of Securities hereunder, the most recent certificate, opinions and letter that would have been required except for such suspension.

                    9.  Indemnification and Contribution.

                         (a) The Company agrees to indemnify, defend and hold harmless each Agent, its officers, directors, employees and agents and each person, if any, who controls such Agent within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, as incurred, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, as incurred, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement with respect to such Agent (and its officers, directors, employees and agents and each person, if any, who controls such Agent within the meaning of Section 15 of the Securities Act) contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Agent, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from Exhibit 25 to the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act; and provided further, that the indemnity agreement contained in this
          Section 9 shall not inure to the benefit of such Agent (or of any person controlling such Agent) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if such Agent shall have failed to send or give to such person (unless such failure resulted from the Company's failure to comply with clause (iii) of Section 6(g) hereof) (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented, if any amendments or supplements thereto shall have been furnished to such Agent prior to the time of written confirmation of the sale involved, but exclusive of any documents incorporated or deemed to be incorporated by reference pursuant to Item 12 of Form S-3, and the alleged omission or alleged untrue statement was corrected in the Prospectus as so amended or supplemented at the time of such confirmation or (ii) with or prior to the delivery of such Securities to such person, a copy of any amendment or supplement to the Prospectus that shall have been furnished to such Agent subsequent to such written confirmation and prior to the delivery of such Securities to such person, but exclusive of any documents incorporated by reference pursuant to Item 12 of Form S-3, and the alleged omission or alleged untrue statement was corrected in the Prospectus as so amended or supplemented at the time of such delivery. The indemnity agreement of the Company contained in this Section 9 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any such indemnified person, and shall survive the delivery of, and payment for, the Securities. Each Agent agrees promptly to notify the Company of the commencement of any litigation or proceedings against it or any such indemnified person in connection with the issuance and sale of the Securities.

                         (b) Each Agent agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or other statute or common law, as incurred, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending any actions, as incurred, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the 1996 Registration Statement or Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Agent, for use in connection with the preparation of the 1996 Registration Statement or the Prospectus or any amendment or supplement to either thereof. The Company acknowledges that the statements set forth in [THE AGENT'S INFORMATION LETTER LANGUAGE TO BE AGREED UPON] constitute the only information furnished in writing by or on behalf of the Agents for use in connection with the preparation of the documents referred to in the foregoing indemnity and the Agents confirm that such statements are and will be correct. The indemnity agreement of each Agent contained in this Section 9 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any of its officers or directors or any such controlling person, and shall survive the delivery of the Securities. The Company agrees promptly to notify each Agent of the commencement of any litigation or proceedings against the Company (or any controlling person thereof) or any of its officers or directors in connection with the issuance and sale of the Securities.

                         (c) Each of the Company and the Agents shall, upon the receipt of notice of the commencement of any action against it, its officers, directors, employees or agents or any person controlling the Company or any such Agent as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability on account of such indemnity agreement except to the extent that it has been prejudiced in any material respect by such omission or from any liability it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party or parties, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, including any local counsel, representing the indemnified party or parties who are parties to such action).

                         (d)  If the indemnification provided for in
          subsection (a) or (b) of this Section 9 is unavailable to an indemnified party in respect of any loss, liability, claim, damage, expense or action referred to therein, then each indemnifying party under such subsection, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, expense or action in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and each Agent from the offering of the Securities, (ii) the relative fault of the Company and of each Agent in connection with the statements or omissions that resulted in such loss, liability, claim, damage, expense or action, and (iii) any other relevant equitable considerations. The relative benefits received by the Company and each Agent shall be determined by reference to the respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the total commissions received by each Agent bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                         (e) The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this
          Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) of this Section 9. The amount paid or payable by an indemnified party as a result of the loss, liability, claim, damage, expense or action referred to in subsection (d) of this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    10.  Termination.

                          (a)  This Agreement (excluding any Terms
          Agreement) may be terminated for any reason, at any time by either the Company as to any Agent or by any Agent, insofar as this Agreement relates to such Agent, upon the giving of one business day's written notice of such termination to such Agent or the Company, as applicable.

                         (b) Any Agent may terminate any Terms Agreement, immediately upon notice to the Company, at any time since the date of such Terms Agreement and prior to the Settlement Date relating thereto (i) if there shall have occurred any new outbreak of hostilities, including, but not limited to, an escalation of hostilities that existed prior to the date of such Terms Agreement, or other national or international calamity or crisis the effect of which is such as to make it, in the reasonable judgment of such Agent, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (ii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iii) if the rating assigned by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 15c3-1 under the Exchange Act) to any debt securities of the Company as of the date of such Terms Agreement shall have been lowered, the effect of which is to make it impracticable or inadvisable, in the reasonable judgment of such Agent after discussions with the Company, to market the Securities or (iv) if any nationally recognized statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, the effect of which is to make it impracticable or inadvisable, in the reasonable judgment of such Agent after discussions with the Company, to market the Securities.

                         (c) In the event of any such termination pursuant to subsection (a) or (b) of this Section 10, neither party will have any liability to the other party hereto, except that (i) each Agent shall be entitled to any commissions earned in accordance with Section l(e) hereof, (ii) if at the time of termination (A) such Agent shall own any Securities purchased pursuant to a Terms Agreement with the intention of reselling them or (B) an offer to purchase any of the Securities has been accepted by the Company but the time of delivery to the purchaser or such purchaser's agent of the Securities relating thereto has not occurred, the covenants set forth in Sections 6 and 8 hereof shall remain in effect until such Securities are so resold or delivered, as the case may be, and (iii) the covenants set forth in Sections 6(f), 6(g) and 6(h) hereof, the provisions of Section 7 hereof, the indemnity and contribution agreements set forth in
          Section 9 hereof, and the provisions of Sections 12 and 14 hereof shall remain in effect.

                    11.  Purchases as Principal.

                    Each sale of Securities to any Agent or Agents as principal shall be made in accordance with the terms contained herein and pursuant to a separate agreement that will provide for the sale of such Securities to, and the purchase and reoffering thereof by, such Agent or Agents. Each such separate agreement (which may be an oral agreement and confirmed in writing as described below between such Agent or Agents and the Company) is herein referred to as a "Terms Agreement." Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and such Agent or Agents. Each such Terms Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit C hereto. Such Agent's or Agents' commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth and, in the case of a sale of Securities pursuant to a Terms Agreement to more than one Agent, such Agents' commitment to purchase shall be several and not joint. Each Terms Agreement shall specify the principal amount of Securities to be purchased by such Agent or Agents pursuant thereto, the price to be paid to the Company for such Securities, the time and place of delivery of and payment for such Securities and such other provisions (including further terms of the Securities) as may be mutually agreed upon. In connection with the resale of Securities purchased by an Agent or Agents under a Terms Agreement, such Agent or Agents may utilize a selling or dealer group. Such Terms Agreement may also specify the requirements for the opinions of counsel, accountant's letter and officer's certificate pursuant to Sections 7(b), 7(c) and 7(d) hereof, which opinions of counsel, accountant's letter and officer's certificate shall be modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery thereof, except that references to the Securities in such opinions of counsel shall mean the Securities sold pursuant to such Terms Agreement and the matters set forth therein relating to the enforceability of such Securities and this Agreement shall be modified to reflect the issuance and sale thereof in accordance with this Agreement pursuant to such Terms Agreement.

                    12.  Miscellaneous.

                    THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument. This Agreement shall inure to the benefit of the Company and the Agents, and, with respect to the provisions of Section 9 hereof, each person referred to in such Section 9, and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any Securities from the Company or from any Agent as principal.

                    13.  Notices.

                    Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

          If to the Company:

               National Fuel Gas Company
               10 Lafayette Square
               Buffalo, New York  14203

               Attention:  Mr. Philip C. Ackerman
                           Senior Vice President
               Telephone No.:  (716) 857-7000
               Telecopier No.:  (716) 857-7206

               With a copy to:

               Reid & Priest LLP
               40 West 57th Street
               New York, New York  10019

               Attention:  Robert J. Reger, Jr., Esq.
               Telephone No.:  212-603-2000
               Telecopier No.:  212-603-2001


          If to ---------------------------:

               Attention:
               Telephone No.:
               Telecopier No.:

          or at such other addresses as such parties may designate from time to time by notice duly given in accordance with the terms of this Section 13.

                    14. Representations, Warranties and Agreements to Survive Delivery.

                    All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, and shall survive each delivery of and payment for any of the Securities.

                    If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us and each of you.

                                        Very truly yours,

                                        NATIONAL FUEL GAS COMPANY


                                        By --------------------------

          Accepted and delivered as of
          the date first above written:

          By ------------------------------------

                                                                    ANNEX A


                             [REID & PRIEST LLP LETTERHEAD]


                                                 --------------------, 199-


          As the Agents named in the Distribution
            Agreement effective ------------, 199-
            between each of you and National
            Fuel Gas Company (the "Agreement")

          Ladies and Gentlemen:

                    We have acted as counsel for National Fuel Gas Company ("Company") in connection with the proposed issuance and sale of up to $----------- in aggregate principal amount of its Debentures designated as Medium-Term Notes ("Notes"), to be issued under the Company's Indenture, dated as of October 15, 1974, to The Bank of New York (formerly Irving Trust Company) ("Trustee"), as Trustee, as amended and supplemented, the latest such supplement being the -------- Supplemental Indenture, dated as of -----, 199- (such Indenture, as so amended and supplemented, being hereinafter called the "Indenture").

                    We have examined the Registration Statements on Form S-3 (File Nos. 33-49401 and 333------) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as each became effective under the Act (collectively, the "Registration Statements"); the Company's combined Prospectus dated ----------- -----, 199- as supplemented by the Prospectus Supplement dated -- ----------, 199- (such combined Prospectus, as so supplemented, the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission ("Commission") under the Act, which pursuant to Form S-3 incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1995 (the "Annual Report"), the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 1995 and March 31, 1996 and the Current Reports on Form 8-K of the Company dated ---------------- and --- ------------- (collectively, the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

                    With respect to legal matters governed by the laws of the State of New Jersey, including matters relating to the due incorporation of the Company, we understand that you are relying upon the opinion of Stryker, Tams & Dill, New Jersey counsel for the Company, dated the date hereof and addressed to you, which is being furnished to you pursuant to the Agreement. We do not pass upon the incorporation of the Company. With respect to certain other legal matters relating to the Company and to the due incorporation of, and various other matters relating to, certain subsidiaries of the Company, we understand that you are relying upon the opinion of [Anna Marie Cellino], Esq., counsel for the Company and such subsidiaries, dated the date hereof and addressed to you, which is being furnished to you pursuant to the Agreement.

                    Based upon the foregoing and subject to the qualifications and limitations stated therein, we hereby advise you that in our opinion:

                    1. The Company had full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject as to enforceability to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation (x) the possible unavailability of specific performance, injunctive relief or any other remedy, and (y) concepts of materiality, reasonableness, good faith, fair dealing and equitable subordination.

                    2. The Notes have been duly authorized by the Company and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture, the Resolutions (as defined in the Indenture), the Agreement and the aforesaid authorization (so as not to violate any applicable law, regulation or order of any regulatory body or agreement or instrument then binding on the Company) and when such Notes have been duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and the aforesaid authorization and upon payment and delivery in accordance with the Agreement, such Notes, subject to the qualifications in paragraph 1 above, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                    3. The Registration Statements have become and are effective under the Act; and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                    4. The statements made in the Prospectus under "Description of the New Debt Securities and the Indenture" and "Description of the Offered Notes and Indenture," insofar as they purport to constitute summaries of the terms of the documents referred to therein that have been executed and delivered on or before the date hereof, constitute accurate summaries of the terms of such documents in all material respects.

                    5. [Appropriate orders of the Commission under the Public Utility Holding Company Act of 1935, which are required for the valid issuance and sale of up to ------------------- aggregate principal amount of Notes under the Agreement, have been obtained;] to the best of our knowledge, said orders are in full force and effect; and no authorization of any other public authority is required (other than in connection or compliance with the provisions of the "blue sky" laws of any jurisdiction) for the valid issuance and sale of the Notes by the Company under the Agreement.

                    6. The Agreement has been duly authorized, executed and delivered by the Company.

                    7. The Company is in good standing under the laws of the State of New York.

                    In rendering the opinion set forth in paragraph 2 above, we have necessarily assumed that, at the time of any issuance and sale of any of the Notes, (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes and [(ii) the orders of the Commission with respect to the Notes, dated April 20, 1995, October 19, 1995, March 6, 1996 and ----------------, are in full force and effect and have not been modified or amended by the Commission, and the Company is in compliance therewith].

                    We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above or as they relate to us. In the course of the preparation by the Company of the Registration Statements and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with other counsel for the Company, with representatives of Price Waterhouse LLP, the Company's independent accountants, and with your representatives and your counsel. We did not prepare the Exchange Act Documents; however, we did review the Annual Report prior to its filing with the Commission. Based on our examination of the Registration Statements, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statements and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that each of the Registration Statements, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed under Rule 424(b) of the rules and regulations of the Commission under the Act, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission under such Acts and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that either of the Registration Statements, as of the date it was declared effective by the Commission (including the Exchange Act Documents on file with the Commission on such date), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date hereof (including the Exchange Act Documents), contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statement or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents.

                    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States and, to the extent set forth herein, the laws of the State of New Jersey. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of New Jersey, we have relied upon the opinion of Stryker, Tams & Dill referred to above.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,



                                        REID & PRIEST LLP

                                                                   ANNEX B





                         [LETTERHEAD OF STRYKER, TAMS & DILL]


                                                        -------------, 199-


          As the Agents named in the Distribution
            Agreement effective ---------, 199-
            between each of you and National
            Fuel Gas Company (the "Distribution Agreement")

          Ladies and Gentlemen:

                    Referring to the proposed issuance by National Fuel Gas Company ("National") of up to $----------- aggregate principal amount of its Debentures designated as Medium-Term Notes, Series ------------- ("Notes"), to be issued under the Indenture dated as of October 15, 1974, between National and The Bank of New York (formerly Irving Trust Company), as Trustee (the "Trustee"), as amended and supplemented, the latest such supplement being the -- ------ Supplemental Indenture dated as of ----------, 199- (as so supplemented, the "Indenture"), we advise you as follows:

                    We have been New Jersey counsel for National for many years and have examined certified copies of its Restated Certificate of Incorporation and each amendment and supplement thereof to date (as amended and supplemented, the "Restated Charter"), together with the original corporate records in connection with the incorporation of National. We have also examined a certified copy of its By-Laws, as amended to date (as amended, the "By-Laws"). We have reviewed the minutes of (i) the meetings of the Board of Directors of National held on September 16, 1994 and March 19, 1996, and (ii) meeting of the pro tempore committee of the Board of Directors of National held on --------- ---------, and have examined certified copies of the resolutions adopted at each of those meetings.

                    We have examined the Registration Statements of National on Form S-3 relating to the Notes (Nos. 33-49401 and 333------) and the combined Prospectus (including the Prospectus Supplement dated ---------- which forms a part of such Registration Statement No. 333------), each as amended and supplemented to date, and either signed or certified copies of the orders of the Securities and Exchange Commission with respect to such Registration Statements. Such Registration Statements are hereinafter referred to as the "Registration Statement" and the combined Prospectus included in the Registration Statement, as amended and supplemented, is hereinafter called the "Prospectus."

                    We have also examined the offering documents used in connection with the sale of the Notes, including the form of Distribution Agreement between the Company and each of you dated as of --------------, 1996 (the "Distribution Agreement").

                    In addition, we have examined and, as to matters of fact, have relied upon the documents delivered to you at the closing (including, without limitation, the Certificate of Officers of National evidencing compliance with Sections 6.05 and
          15.03 of the Indenture; but excluding the Notes, of which we have
                                  --- ---------
           examined a specimen) and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of National, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed.

                    In rendering the opinion set forth in paragraph 3 below, we have necessarily assumed that, at the time of any issuance and sale of any of the Notes, the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes.

                    Based upon the foregoing and upon such examination of law as we have deemed necessary in order to give this opinion, it is our opinion that:

                    1. National was duly incorporated and is validly existing as a corporation under the laws of the State of New Jersey, and is authorized by such laws and its Restated Charter to carry on its current business.

                    2. National had full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by and, insofar as New Jersey law applies and assuming due authorization, execution and delivery by the Trustee, is legally valid and binding upon National, except as limited by (x) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium, or other similar laws of general application relating to or affecting creditors' rights and remedies and (y) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and the concepts of materiality, commercial reasonableness, good faith, fair dealing and equitable subordination.

                    3. The Notes have been duly authorized by National and, insofar as New Jersey law applies, when the terms of any of the Notes and of their issuance and sale have been duly established in accordance with the Indenture, the Resolutions (as defined in the Indenture), the Distribution Agreement and the aforesaid authorizations (so as not to violate any applicable law, regulation or order of any regulatory body, or any agreement or instrument then binding on National) and when such Notes have been duly executed by National and authenticated by the Trustee in accordance with the provisions of the Indenture and the aforesaid authorization and upon payment and delivery in accordance with the Distribution Agreement, such Notes will be in due legal form and will be duly issued by, and will constitute legal, valid and binding obligations of National and will be entitled to the benefits provided by the Indenture, except as limited by (x) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium, or other similar laws of general application relating to or affecting creditors' rights and remedies and (y) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and the concepts of materiality, commercial reasonableness, good faith, fair dealing and equitable subordination.

                    4. The use of facsimile signatures of officers of National upon the Notes has been duly authorized and is valid under the laws of the State of New Jersey.

                    5. The Distribution Agreement has been duly authorized, executed and delivered by National, and does not contravene the Restated Charter or By-Laws of National.

                    We express no opinion herein concerning the applicability of state securities or "blue sky" laws, including, without limitation, the New Jersey Uniform Securities Law, as amended, to the proposed issuance and sale of the Notes by National or to the distribution thereof by each of you.

                    We have read the opinions of even date herewith, rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the legal conclusions expressed therein insofar as such conclusions involve questions of New Jersey law.

                    A copy of this opinion is being delivered to each of Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts who, in their respective opinions to you of even date herewith, are entitled to rely upon the opinions expressed herein concerning matters of New Jersey law to the same extent as if this opinion had been addressed to each of them.


                                        Very truly yours,



                                        STRYKER, TAMS & DILL

                                                                    ANNEX C


                          [LETTERHEAD OF ANNA MARIE CELLINO]


                                                           ----------, 199-


          As the Agents named in the Distribution
            Agreement effective ----------, 199-
            between each of you and National
            Fuel Gas Company (the "Distribution
            Agreement")

          Ladies and Gentlemen:

                    Please refer to the proposed sale and issuance by National Fuel Gas Company ("Company") of up to $----------- principal amount of its Debentures designated as Medium-Term Notes, Series -------. I have served as counsel for the Company and National Fuel Gas Distribution Corporation ("Distribution"), National Fuel Gas Supply Corporation ("Supply") and Seneca Resources Corporation ("Seneca"), all of which (the "Subsidiaries") are wholly-owned subsidiaries of the Company. I am familiar with the legal aspects of real property acquisitions in the State of New York and the Commonwealth of Pennsylvania by the Subsidiaries. I am also familiar with the litigation to which the Subsidiaries are parties, with their respective corporate records and with the minutes of their respective Boards of Directors.

                    Based upon the foregoing, I am of the opinion that:

                    1. Supply and Seneca have been duly incorporated and are now validly existing as corporations in good standing under the laws of the Commonwealth of Pennsylvania.

                    2. Distribution has been duly incorporated and is now validly existing as a corporation in good standing under the laws of the State of New York.

                    3. Each of the Subsidiaries has full corporate power to conduct the business now being conducted by it as set forth in or incorporated by reference into the Prospectus (as defined in the Distribution Agreement) and is duly qualified to do business as a foreign corporation in and is in good standing under the laws of each other state in which such qualification is legally required.

                    4. Methods used in connection with investigating title to properties, or interests therein, owned by each of the Subsidiaries in the State of New York and the Commonwealth of Pennsylvania are consistent with good practice and established methods used by prudent companies engaged in similar businesses and are adequately designed to provide for the acquisition of such titles or interests. Substantially all of the properties now owned by the Subsidiaries in the State of New York and the Commonwealth of Pennsylvania have been held by subsidiaries of the Company for a number of years without any unfavorable adjudicated claim.

                    5. Except as set forth in or incorporated by reference into the Prospectus, the only litigation to which any of the Subsidiaries is a party is of a character incidental to its business and does not involve an amount not covered by insurance which is material in relation to the business of the Company and its subsidiaries as a whole.

                    6. Of the Company and the Subsidiaries, only Distribution carries on a public utility business in the State of New York or the Commonwealth of Pennsylvania. Distribution holds franchises which I consider to be adequate and sufficient to permit it to engage in the business which it presently conducts, and there is no pending litigation concerning its rights to render services under any such franchise.

                    7. The consummation of the transactions contemplated by the Distribution Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the Restated Certificate of Incorporation and each amendment and supplement thereof to date or the By-Laws, as amended to date, or any contract, agreement or other instrument to which the Company is a party or by which it may be bound or (ii) any laws, order, rule or regulation applicable to the Company of any court or any federal or state governmental body having jurisdiction over the Company or its properties.

                                        Very truly yours,



                                        Anna Marie Cellino
                                                                    ANNEX D


                   [WINTHROP, STIMSON, PUTNAM & ROBERTS LETTERHEAD]


                                                     ----------------, 199-


          As the Agents named in the Distribution
            Agreement effective ------------, 199-
            between each of you and National
            Fuel Gas Company (the "Agreement")

          Ladies and Gentlemen:

                    We have acted as your counsel in connection with the proposed issuance and sale by National Fuel Gas Company (the "Company") of up to $----------- aggregate principal amount of Debentures designated as Medium-Term Notes, Series ------- ("Notes") to be issued under the Company's Indenture, dated as of October 15, 1974, to The Bank of New York (formerly Irving Trust Company) (the "Trustee"), as amended and supplemented, the latest such supplement being the -------- Supplemental Indenture dated as of ----------, 199- (such Indenture, as so amended and supplemented, the "Indenture").

                    We have examined the Company's Registration Statements on Form S-3 (File Nos. 33-49401 and 333------) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as each became effective under the Act (collectively, the "Registration Statements"); the Company's combined Prospectus dated ----------------, 199- as supplemented by the Prospectus Supplement dated ----------------, 199- (such Prospectus, as so supplemented, the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 under the Act incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1995 (the "Annual Report"), the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 1995 and March 31, 1996 and the Current Reports on Form 8-K of the Company dated -------- -------- and ---------------- (collectively, the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

                    With respect to legal matters governed by the laws of the State of New Jersey, including matters relating to the due incorporation of the Company, we understand that you are relying upon the opinion of Stryker, Tams & Dill, New Jersey counsel for the Company, dated the date hereof and addressed to you, which is being furnished to you pursuant to the Agreement. We do not pass upon the incorporation and qualification to do business of the Company. With respect to certain other legal matters relating to the Company and to the due incorporation of, and various other matters relating to, certain subsidiaries of the Company, we understand that you are relying upon the opinion of [Anna Marie Cellino], Esq., counsel for the Company and such subsidiaries, dated the date hereof and addressed to you, which is being furnished to you pursuant to the Agreement.

                    Based upon the foregoing and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

                    (a) The Company had full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by an implied covenant of good faith and fair dealing.

                    (b) The Notes have been duly authorized by the Company and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and the Resolutions (as defined in the Indenture), the Agreement and the aforesaid authorization so as not to violate any applicable law, regulation or order of any regulatory body or agreement or instrument then binding on the Company and when the Notes have been duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and the aforesaid authorization and upon payment and delivery in accordance with the Agreement, the Notes, subject to the qualifications in paragraph (a) above, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefit of the Indenture.

                    (c) The statements made in the Prospectus under "Description of the New Debt Securities and the Indenture" and "Description of the Offered Notes and Indenture," insofar as they purport to constitute summaries of the terms of the documents referred to therein that have been executed and delivered on or before the date hereof, constitute accurate summaries of the terms of such documents in all material respects.

                    (d) The Commission has issued appropriate orders authorizing, to the extent, in our opinion, such authorization is necessary, the execution and delivery of the Agreement by the Company and no other approval or consent of any other governmental body is required for the execution and delivery of the Agreement by the Company.

                    (e) The Agreement has been duly authorized, executed and delivered by the Company.

                    In rendering the opinion set forth in paragraph (b) above, we have necessarily assumed that, at the time of any issuance and sale of any of the Notes, (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes and [(ii) the orders of the Commission with respect to the Notes, dated April 20, 1995, October 19, 1995, March 6, 1996 and -------------------, are in
          full force and effect and have not been modified or amended by the Commission, and the Company is in compliance therewith.]

                    We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph (c) above. In the course of the preparation by the Company of the Registration Statements and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with counsel for the Company, with representatives of Price Waterhouse LLP, the Company's independent accountants, and with your representatives. We did not prepare the Exchange Act Documents; however, we did review a draft of the Annual Report prior to its filing with the Commission. Based on our examination of the Registration Statements, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statements and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that each of the Registration Statements, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed under Rule 424(b) of the rules and regulations of the Commission under the Act, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission under such Acts and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that either of the Registration Statements, as of the date it was declared effective by the Commission (including the Exchange Act Documents on file with the Commission on such date), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date hereof (including the Exchange Act Documents), includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents.

                    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States of America and, to the extent set forth herein, the laws of the State of New Jersey. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of New Jersey, we have relied upon the opinion of Stryker, Tams & Dill referenced to above.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, without our prior written consent.

                                        Very truly yours,



                                        Winthrop, Stimson, Putnam
                                          & Roberts

                                                                    Exhibit A

                            MEDIUM-TERM NOTES, SERIES ----
                              ADMINISTRATIVE PROCEDURES


                    Medium-Term Notes, Series ------- (the "Notes") in the aggregate principal amount of up to $500,000,000 are to be offered on a continuing basis by National Fuel Gas Company (the "Company") through ---------------------------------------- who, as agents (each an "Agent", and, collectively, the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

                    The Notes are being sold pursuant to a Distribution Agreement between the Company and each of the Agents, dated -----
          - --, 199- (the "Distribution Agreement"). The Notes will be issued under an Indenture (the "Indenture"), dated as of October 15, 1974, as amended and supplemented, between the Company and The Bank of New York (formerly Irving Trust Company), as Trustee (the "Trustee"). Two Registration Statements (collectively, the "Registration Statements") with respect to the Notes have been filed with the Securities and Exchange Commission (the "Commission"). The most recent combined prospectus included in the most recently filed Registration Statement ("Prospectus"), as supplemented with respect to the Notes, is herein referred to as the "Prospectus Supplement." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

                    The Notes will be issued in book-entry form and represented by one or more Global Notes (as defined under "Issuance" in Part II below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). A beneficial owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note except under the limited circumstances described in the Prospectus Supplement.

                    Administrative procedures and specific terms of the offering are explained below.

                    General procedures relating to the issuance of the Book-Entry Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.


                            PART I:  PROCEDURES OF GENERAL
                                     APPLICABILITY


          Date of Issuance/
            Authentication:        Each Note will be dated as of the date
                                   of its authentication by the Trustee.
                                   Each Note shall also bear an original
                                   issue date (the "Issue Date").  The
                                   Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original
                                   Note regardless of their dates of
                                   authentication.

          Maturities:              Each Note will mature on a date selected
                                   by the purchaser and agreed to by the
                                   Company that is not less than nine
                                   months nor more than forty years from
                                   its Issue Date.

          Registration:            Notes will be issued only in fully
                                   registered form.

          Calculation of
            Interest:              Interest on the Notes (including
                                   payments for partial periods) will be
                                   calculated and paid on the basis of a
                                   360-day year of twelve 30-day months.

          Preparation of
          Pricing Supplement:      If any offer to purchase a Note is
                                   accepted by the Company, the Company,
                                   with the approval of the Agent which
                                   presented such offer (the "Presenting
                                   Agent"), will prepare a Pricing
                                   Supplement reflecting the terms of such
                                   Note and will arrange to have one copy
                                   transmitted via Edgar to the Commission
                                   in accordance with Rule 424 under the
                                   Securities Act of 1933, as amended (the
                                   "Act"), and will supply one copy to the
                                   Presenting Agent as soon as possible but
                                   in no event later than 11:00 a.m. on the
                                   Business Day (as defined below under
                                   "Business Day") immediately after the
                                   trade date for such Note at the
                                   Presenting Agent's address determined in
                                   accordance with Section 13 of the
                                   Distribution Agreement and, if the
                                   Presenting Agent is ------- ------------
                                   --------------------------- ----------,
                                   also at: ------------------ ------------
                                   ---------------------------
                                   Attention: ---------------
                                   Telephone No.:  ----------
                                   Telecopier No.: ----------;

                                   and, if the Presenting Agent is --------
                                   ----------------------------------------
                                   ----------, also at: -------------------
                                   ----------------------------------------
                                   Attn.: -------------------
                                   Telephone No.:  ----------
                                   Telecopier No.: ----------.

               The Presenting Agent will cause a Prospectus Supplement and Pricing Supplement to be delivered to the purchaser of the Note.

               In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to the Prospectus Supplement prior to its use. Outdated Pricing Supplements, and the Prospectus Supplement to which they are attached (other than those retained for files) will be destroyed.

          Settlement:              The receipt of immediately available
                                   funds by the Company in payment for a
                                   Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement." Offers to purchase a Note accepted by the Company will be settled within three Business
                                   Days after the trade date or at a time
                                   as the purchaser and the Company shall
                                   agree, pursuant to the timetable for
                                   settlement set forth in Part II hereof
                                   under "Settlement Procedures" (such
                                   date, the "Settlement Date").  If
                                   procedures A and B of the Settlement
                                   Procedures with respect to a particular
                                   offer are not completed on or before the time set forth under the applicable
                                   "Settlement Procedures Timetable," such
                                   offer shall not be settled until the
                                   Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

               In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement.

          Suspension of Solicitation;
            Amendment or Supplement:
                                   The Company may instruct the Agents to
                                   suspend solicitation of purchases at any time for any period of time or permanently. Upon receipt of instructions from the Company the Agents will forthwith suspend solicitation of purchases of the Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

                                   In the event that at the time the
                                   solicitation of offers to purchase from
                                   the Company is suspended there shall be
                                   any orders outstanding that have not
                                   been settled, the Company will promptly
                                   advise the Agents and the Trustee
                                   whether such orders may be settled and
                                   whether copies of the Prospectus as
                                   theretofore amended and/or supplemented
                                   as in effect at the time of the
                                   suspension may be delivered in
                                   connection with the settlement of such
                                   orders.  The Company will have the sole
                                   responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

          Delivery of
            Prospectus:            A copy of the most recent Prospectus,
                                   Prospectus Supplement and Pricing
                                   Supplement must accompany or precede the earliest of (a) the written confirmation of a sale sent to a customer or its agent, (b) the delivery of Notes to a customer or its agent and (c) payment for each Note by its purchaser.

          Authenticity of
            Signatures:            The Agents will have no obligations or
                                   liability to the Company or the Trustee
                                   in respect of the authenticity of the
                                   signature of any officer, employee or
                                   agent of the Company or the Trustee on
                                   any Note.

          Documents Incorporated
            by Reference:          The Company shall supply the Agents with
                                   an adequate supply of all documents
                                   incorporated by reference in the
                                   Registration Statement.

          Business Day:            "Business Day" means any day, other than
                                   a Saturday or Sunday, on which banks in
                                   The City of New York are not required or authorized by law or regulation to close.


                         PART II:  ADMINISTRATIVE PROCEDURES
                                   FOR BOOK-ENTRY NOTES

                    In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated ------- --, 199-, and a Medium-Term Note Certificate Agreement, dated August 17, 1989, as amended between the Trustee and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

          Issuance:                All Book-Entry Notes having the same
                                   Issue Date, interest rate or method, if
                                   any, of determining such interest rate,
                                   Interest Payment Date (as defined below
                                   under "Interest"), redemption
                                   provisions, if any, and specified
                                   maturity date ("Stated Maturity")
                                   (collectively, the "Terms")   will be
                                   represented initially by a single global security in fully registered form without coupons representing up to
                                   $200,000,000 principal amount of such
                                   Notes (each, a "Global Note").

                                   Each Global Note will be dated and
                                   issued as of the date of its
                                   authentication by the Trustee.  Each
                                   Global Note will bear interest from an
                                   Interest Accrual Date, which will be (a) with respect to an original Global Note (or any portion thereof), its Original Interest Accrual Date and (b) with respect to any Global Note (or portion thereof) issued subsequently upon exchange of a Global Note or in lieu of a destroyed, lost or stolen Global Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Note or Notes (or if no such payment or provision has been made, the Original Interest Accrual Date of the predecessor Global Note or Notes), regardless of the date of authentication of such subsequently issued Global Note. No Global Note shall represent any Note issued in certificated form.

          Identification:          The Company has arranged with the CUSIP
                                   Service Bureau of Standard & Poor's
                                   Corporation (the "CUSIP Service Bureau") for the reservation of approximately 900
                                   CUSIP numbers, which have been reserved
                                   for future assignment to Global Notes
                                   representing the Book-Entry Notes, and
                                   the Trustee has delivered to the Company and DTC an initial written list of 900 of such CUSIP numbers. The Company will assign CUSIP numbers to Global Notes as described below under Settlement
                                   Procedure B.  DTC will notify the CUSIP
                                   Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Notes representing
                                   Book-Entry Notes.  Upon obtaining such
                                   additional CUSIP numbers, the Company
                                   will deliver a list of such additional
                                   numbers to the Trustee and DTC.

          Registration:            Each Global Note will be registered in
                                   the name of Cede & Co., as nominee for
                                   DTC, on the register maintained by the
                                   Trustee under the Indenture.  The
                                   beneficial owner of a Book-Entry Note
                                   (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participants in DTC designated by such beneficial owner) will designate one or more participants in DTC (with respect to such Note, the
                                   "Participants") to act as agent or
                                   agents for such beneficial owner in
                                   connection with the book-entry system
                                   maintained by DTC, and DTC will record
                                   in book-entry form, in accordance with
                                   instructions provided by such
                                   Participants, a credit balance with
                                   respect to such Participants in the
                                   account of such Participants.  The
                                   ownership interest of such beneficial
                                   owner in such Note will be recorded
                                   through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

          Transfers:               Transfers of a Global Note will be
                                   accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

          Consolidations:          The Trustee may deliver to DTC's
                                   Reorganization Department, Interactive
                                   Data Corporation and the CUSIP Service
                                   Bureau at any time a written notice
                                   specifying (a) the CUSIP numbers of two
                                   or more Global Notes Outstanding on such date that represent Global Notes having the same Terms, as the case may be (other than Issue Dates), and for which interest has been paid to the same date;
                                   (b) a date, occurring at least 30 days
                                   after such written notice is delivered
                                   and at least 30 days before the next
                                   Interest Payment Date for the related
                                   Book-Entry Notes, on which such Global
                                   Notes shall be exchanged for a single
                                   replacement Global Note; and (c) a new
                                   CUSIP number, obtained from the Company, to be assigned to such replacement
                                   Global Note.  Upon receipt of such a
                                   notice, DTC will send to its
                                   participants (including the Trustee) a
                                   written reorganization notice to the
                                   effect that such exchange will occur on
                                   such date.  Prior to the specified
                                   exchange date, the Trustee will deliver
                                   to the CUSIP Service Bureau written
                                   notice setting forth such exchange date
                                   and the new CUSIP number to be assigned
                                   and stating that, as of such exchange
                                   date, the CUSIP numbers of the Global
                                   Notes to be exchanged will no longer be
                                   valid.  On the specified exchange date,
                                   the Trustee will exchange such Global
                                   Notes for a single Global Note bearing
                                   the new assigned CUSIP number and the
                                   CUSIP numbers of the exchanged Global
                                   Notes will, in accordance with CUSIP
                                   Service Bureau procedures, be canceled
                                   and not immediately reassigned.
                                   Notwithstanding the foregoing, if the
                                   Global Notes to be exchanged exceed
                                   $200,000,000 in aggregate principal
                                   amount, one replacement Global Note will be authenticated and issued to represent
                                   $200,000,000 of principal amount of the
                                   exchanged Global Notes and an additional
                                   Global Note will be authenticated and
                                   issued to represent any remaining
                                   principal amount of such Global Notes
                                   (see "Denominations" below).

          Denominations:           All Book-Entry Notes will be denominated
                                   in U.S. dollars and issued in
                                   denominations of $1,000 and any larger
                                   denomination which is an integral
                                   multiple of $1,000.  Global Notes will
                                   be denominated in principal amounts not
                                   in excess of $200,000,000.  If one or
                                   more Book-Entry Notes having an
                                   aggregate principal amount in excess of
                                   $200,000,000 would, but for the
                                   preceding sentence, be represented by a
                                   single Global Note, then one Global Note will be issued to represent $200,000,000 principal amount of such Book Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such
                                   Book-Entry Note or Notes. In such a
                                   case, each of the Global Notes
                                   representing such Book-Entry Note or
                                   Notes shall be assigned the same CUSIP
                                   number.

          Interest:                General.  Interest on each Book-Entry
                                   Note will accrue from the Original
                                   Interest Accrual Date of the Global Note representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued through the day preceding, as the case may be, the Interest Payment Date, or Stated
                                   Maturity or date of earlier redemption,
                                   if any (Stated Maturity and date of
                                   earlier redemption, if any, are referred to herein collectively as "Maturity").
                                   Interest payable at Maturity of a
                                   Book-Entry Note will be payable to the
                                   Person to whom the principal of such
                                   Book Entry Note is payable.  DTC will
                                   arrange for each pending deposit message described under Settlement Procedure C below to be transmitted to Standard &
                                   Poor's Corporation, which will use the
                                   information in the message to include
                                   certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor's
                                   Corporation.

               Record Dates. The Record Date with respect to any Interest Payment Date for a Book-Entry Note shall be the fifteenth day of the month preceding such Interest Payment Date.

               Interest Payments Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Issue Date; provided, however, that the first payment of interest on any Global Note originally issued between a Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next Record Date.

               Interest payments on a Book-Entry Note will be made semiannually on the first day of such months as shall be specified in respect of such Note by the pro tempore committee of the Company (each an "Interest Payment Date") and at Maturity.

               The Trustee will take all action necessary so that the Interest Payment Dates, and the Record Dates with respect thereto, for each Book-Entry Note, together with the amount of interest payable on each of such Interest Payment Dates, shall be listed in the appropriate daily bond report published by Standard & Poor's Corporation.

          Payments of Principal
            and Interest:          Payments of Interest Only.  Promptly
                                   after each Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest
                                   Payment Date (other than an Interest
                                   Payment Date coinciding with Maturity)
                                   and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment
                                   Date by reference to the daily bond
                                   reports published by Standard & Poor's
                                   Corporation.  On such Interest Payment
                                   Date, the Company will pay to the
                                   Trustee, and the Trustee in turn will
                                   pay to DTC, such total amount of
                                   interest due (other than at Maturity),
                                   at the times and in the manner set forth below under "Manner of Payment."

               Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on the Maturity of each Global Note in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, interest and premium, if any, payments with respect to a Global Note on or about the fifth Business Day preceding such Maturity. At such Maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment." If any date of Maturity of a Global
          Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such date of Maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Global Note, the Trustee will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Global Notes as of the immediately preceding Business Day.

               Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. If an Interest Payment Date falls on any day other than a Business Day, then interest shall be paid on the next succeeding Business Day and such extended time shall not be included in the computation of interest. The Company will make such payment on such Global Notes by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 11:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have the responsibility or liability for the payment by DTC of the principal of, or interest on, the Global Notes to such Participants.

               Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

          Acceptance and
            Rejections of
            Offers: The Company shall have the sole right to accept offers to purchase Notes from the Company and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it, other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes in whole or in part, except as limited by the terms of
                                   Section 1(c) of the Distribution
                                   Agreement.

          Settlement
            Procedures:            Settlement Procedures with regard to
                                   each Book-Entry Note sold by the
                                   Presenting Agent, as agent of the
                                   Company, will be as follows:

                                   A.  The Presenting Agent will advise the
                                   Company by telephone (confirmed by
                                   facsimile if requested) of the following settlement information:

                                   1.   Name, address and taxpayer
                                   identification number of the purchaser.
                                   2.   Principal amount.
                                   3.   Interest rate.
                                   4.   Price to public.
                                   5.   Trade date.
                                   6.   Settlement Date (Issue Date).
                                   7.   Stated Maturity.
                                   8.   Redemption provisions, if any.
                                   9.   Net proceeds to the Company.
                                   10.  Presenting Agent's commission.

                                   B.   The pro tempore committee of the
                                   Company will approve the terms of such
                                   Note and its issuance and sale and select the Interest Payment Dates of such Note. The Company will assign a CUSIP number to the Global Note representing such Note and then advise the Trustee by electronic transmission of the above settlement information received from the Presenting Agent, the Interest Payment Date, such CUSIP number and the name of the Presenting Agent. The Company will transmit by telex or facsimile its written request for the authentication and delivery of such Global Note to the Trustee (the executed original of such request shall be delivered to the Trustee prior to each Settlement Date).

                                   C.   The Trustee will communicate to DTC
                                   through DTC's Participant Terminal
                                   System, a pending deposit message
                                   specifying the following settlement
                                   information:

                                   1.   The information set forth in
                                   Settlement Procedure A and the Interest
                                   Payment Dates.

                                   2.   Identification numbers of the
                                   participant accounts maintained by DTC
                                   on behalf of the Trustee.

                                   3.   Initial Interest Payment Date for
                                   such Note, number of days by which such
                                   date succeeds the related Record Date
                                   for DTC purposes and the amount of
                                   interest payable on such Interest
                                   Payment Date (which amount shall have
                                   been confirmed by the Trustee).

                                   4.   CUSIP number of the Global Note
                                   representing such Note.

                                   5.   Whether such Global Note represents
                                   any other Book-Entry Notes issued or to
                                   be issued.

                                   D.   The Company will complete and
                                   deliver to the Trustee a Global Note
                                   representing such Note in a form that
                                   has been approved   by the Company, the
                                   Presenting Agent and the Trustee.

                                   E.   The Trustee will authenticate the
                                   Global Note representing such Note.

                                   F.   DTC will credit such Note to the
                                   participant account of the Trustee
                                   maintained by DTC.

                                   G.   The Trustee will enter an SDFS
                                   deliver order through DTC's Participant
                                   Terminal System instructing DTC (i) to
                                   debit such Note to the Trustee's
                                   participant account and credit such Note to the participant account of the Presenting Agent maintained by DTC and
                                   (ii) to debit the settlement account of
                                   the Presenting Agent and credit the
                                   settlement account of the Trustee
                                   maintained by DTC, in an amount equal to the price of such Note less the Presenting Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that
                                   (i) the Global Note representing such
                                   Note has been issued and authenticated
                                   and (ii) the Trustee is holding such
                                   Global Note pursuant to the Certificate
                                   Agreement.

                                   H.   The Presenting Agent will enter an
                                   SDFS deliver order through DTC's
                                   Participant Terminal System instructing
                                   DTC (i) to debit such Note to the
                                   Presenting Agent's participant account
                                   and credit such Note to the participant
                                   account of the Participants maintained
                                   by DTC and (ii) to debit the settlement
                                   accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Note.

                                   I.   Transfers of funds in accordance
                                   with SDFS deliver orders described in
                                   Settlement Procedures G and H will be
                                   settled in accordance with SDFS
                                   operating procedures in effect on the
                                   Settlement Date.

                                   J.   The Trustee will credit to an
                                   account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

                                   K.   The Trustee will send a copy of the
                                   Global Note by first-class mail to the
                                   Company together with a statement
                                   setting forth the principal amount of
                                   Notes Outstanding as of the related
                                   Settlement Date after giving effect to
                                   such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                                   L.   The Presenting Agent will confirm
                                   the purchase of such Note to the
                                   purchaser either by transmitting to the
                                   Participant with respect to such Note a
                                   confirmation order through DTC's
                                   Participant Terminal System or by
                                   mailing a written confirmation to such
                                   purchaser.

          Settlement Procedures
            Timetable:             For orders of Book-Entry Notes accepted
                                   by the Company, Settlement Procedures
                                   "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New
                                   York City time) set forth below:

                    Settlement
                    Procedure            Time

                    A-B            11:00 a.m. on the trade date

                    C No later than 2:00 p.m. on the Business Day before Settlement Date

                    D              3:00 p.m. on the Business Day before
                                   Settlement Date

                    E              9:00 a.m. on Settlement Date

                    F              10:00 a.m. on Settlement Date

                    G-H            No later than 2:00 p.m. on Settlement
                                   Date

                    I-L            4:45 p.m. on Settlement Date


                                   If a sale is to be settled more than one
                                   Business Day after the trade date,
                                   Settlement Procedures A, B and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                   If settlement of a Book-Entry Note is
                                   rescheduled or canceled, the Trustee
                                   will deliver to DTC, through DTC's
                                   Participant Terminal System, a
                                   cancellation message to such effect by
                                   no later than 2:00 p.m., New York City
                                   time, on the Business Day immediately
                                   preceding the scheduled Settlement Date.

          Failure to Settle:       If the Trustee fails to enter an SDFS
                                   deliver order with respect to a
                                   Book-Entry Note pursuant to Settlement
                                   Procedure G, the Trustee may deliver to
                                   DTC, through DTC's Participant Terminal
                                   System, as soon as practicable a
                                   withdrawal message instructing DTC to
                                   debit such Note to the participant
                                   account of the Trustee maintained at
                                   DTC.  DTC will process the withdrawal
                                   message, provided that such participant
                                   account contains a principal amount of
                                   the Global Note representing such Note
                                   that is at least equal to the principal
                                   amount to be debited.  If withdrawal
                                   messages are processed with respect to
                                   all the Book-Entry Notes represented by
                                   a Global Note, the Trustee will mark
                                   such Global Note "canceled," make
                                   appropriate entries in its records and
                                   send such canceled Global Note to the
                                   Company.  The CUSIP number assigned to
                                   such Global Note shall, in accordance
                                   with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                                   If withdrawal messages are processed
                                   with respect to a portion of the
                                   Book-Entry Notes represented by a Global
                                   Note, but not all, the Trustee will
                                   exchange such Global Note for two Global
                                   Notes, one of which shall represent the
                                   Global Notes for which withdrawal
                                   messages are processed and shall be
                                   canceled immediately after issuance, and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global
                                   Note and shall bear the CUSIP number of
                                   the surrendered Global Note.

                                   If the purchase price for any Book-Entry
                                   Note is not timely paid to the
                                   Participants with respect to such Note
                                   by the beneficial purchaser thereof (or
                                   a person, including an indirect
                                   participant in DTC, acting on behalf of
                                   such purchaser), such Participants and,
                                   in turn, the Presenting Agent may enter
                                   SDFS deliver orders through DTC's
                                   Participant Terminal System reversing
                                   the orders entered pursuant to
                                   Settlement Procedures G and H,
                                   respectively.  Thereafter, the Trustee
                                   will deliver the withdrawal message and
                                   take the related actions described in
                                   the preceding paragraph.  If such
                                   failure shall have occurred for any
                                   reason other than default by the
                                   Presenting Agent to perform its
                                   obligations hereunder or under the
                                   Distribution Agreement, the Company will reimburse the Presenting Agent for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any
                                   actions in accordance with its SDFS
                                   operating procedures then in effect. In the event of a failure to settle with respect to a Book-Entry Note that was to have been represented by a Global Note also representing other Book-Entry Notes, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Note representing such remaining Book-Entry Notes and will make appropriate entries in its records.

                                                                  Exhibit B


               The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate principal amount of Securities sold to purchasers solicited by such Agent.

                                                  Commission Rate
                                                (as a percentage of
                                             aggregate principal amount
                    Term                         of Securities sold)
                 ---------                   ----------------------------


          9 months to less than 12 months

          12 months to less than 18 months

          18 months to less than 24 months

          2 years to less than 3 years

          3 years to less than 4 years

          4 years to less than 5 years

          5 years to less than 6 years

          6 years to less than 7 years

          7 years to less than 10 years

          10 years to less than 15 years

          15 years to less than 20 years

          20 years and more

                                                                  Exhibit C


                             Terms Agreement Information


                    The following terms, if applicable, shall be agreed to by the applicable Agent and the Company pursuant to each Terms
          Agreement:

               Principal Amount:
               Interest Rate:
               Interest Payment Date:
               Price to Public:

               If Redeemable:

                    Initial Redemption Date:
                    Initial Redemption Percentage:
                    Annual Redemption Percentage Reduction:
                    Other Redemption Terms:

               Proceeds to the Company:
               Date of Maturity:
               Purchase Price:
               Settlement Date:
               Underwriting Discounts and Commissions:
               Issue Date:

               Additional Terms:

          Also, it shall be agreed to by such Agent and the Company pursuant to such Terms Agreement whether the following will be required:

               Legal Opinions pursuant to Section 7(b) of the
                 Distribution Agreement;
               Comfort Letter pursuant to Section 7(c) of the
                 Distribution Agreement; and
               Officer's Certificate pursuant to Section 7(d) of the
                 Distribution Agreement.